EXHIBIT 21

LIST OF SUBSIDIARIES OF SPARTAN STORES, INC.

1.	SPARTAN STORES DISTRIBUTION, LLC

	Jurisdiction of Formation: Names under which business is conducted:	Michigan Spartan Stores Distribution, LLC

2.	J.F. WALKER COMPANY, INC.

	Jurisdiction of Incorporation: Names under which business is conducted:	Michigan J. F. Walker Company, Inc.

3.	L & L/JIROCH DISTRIBUTING COMPANY

	Jurisdiction of Incorporation: Names under which business is conducted:	Michigan L & L/Jiroch Distributing Company

4.	UNITED WHOLESALE GROCERY COMPANY

	Jurisdiction of Incorporation: Names under which business is conducted:	Michigan United Wholesale Grocery Company

5.	MARKET DEVELOPMENT CORPORATION

	Jurisdiction of Incorporation: Names under which business is conducted:	Michigan Market Development Corporation Ludington Corner Ludington Corners Ludington Plaza Westland of Three Rivers Harvest Place Cascade East Kentwood Center Jefferson Square Market Street Plaza

6.	SPARTAN STORES HOLDING, INC.

	Jurisdiction of Incorporation: Names under which business is conducted:	Michigan Spartan Stores Holding, Inc.

- SPARTAN STORES HOLDING, INC. subsidiaries include:

7.	FAMILY FARE, LLC

	Jurisdiction of Formation: Names under which business is conducted:	Michigan Family Fare, LLC Ashcraft's Markets Ashcraft's Pharmacy Family Fare Management Services Family Fare Trucking Family Fare Pharmacy Family Fare Pharmacy #119 Family Fare Pharmacy #122

Family Fare Supermarket
Glen's Markets
Glen's Pharmacy
Glen's Pharmacy #1523
Grand Valley Food Center
Great Day Food Centers
Great Day Markets
Great Day Food Store
Great Day Pharmacy
Spartan Retail
32nd Street Baking Co.

- FAMILY FARE, LLC subsidiaries include:

8.	PREVO'S FAMILY MARKETS, INC.

	Jurisdiction of Incorporation: Names under which business is conducted:	Michigan Prevo's Pharmacy of Chum's Corner Prevo's Pharmacy of Bellaire Prevo's Pharmacy #636

9.	PFM MANAGEMENT L.L.C.

(PFM Management L.L.C. is owned by Prevo's Family Markets, Inc.)

	Jurisdiction of Formation: Names under which business is conducted:	Michigan PFM Management L.L.C.

10.	MDP, L.L.C.

(Family Fare, LLC has a 65% interest in MDP, L.L.C.)

	Jurisdiction of Formation: Names under which business is conducted:	Michigan MDP, L.L.C.

11.	SEAWAY FOOD TOWN, INC.

		Jurisdiction of Incorporation: Names under which business is conducted:	Michigan Seaway Food Town, Inc. Handy Pantry

- SEAWAY FOOD TOWN, INC. subsidiaries include:

	12.	BUCKEYE DISCOUNT, INC.

		Jurisdiction of Incorporation: Names under which business is conducted:	Ohio Buckeye Discount, Inc. The Pharm

- BUCKEYE DISCOUNT, INC. subsidiaries include:

13.	THE PHARM OF MICHIGAN, INC.

	Jurisdiction of Incorporation: Names under which business is conducted:	Michigan The Pharm of Michigan, Inc.

14.		NORTHERN DISTRIBUTING CO.

		Jurisdiction of Incorporation: Names under which business is conducted:	Ohio Northern Distributing Co.

15.		TRACY & AVERY FOOD TOWN, INC.

		Jurisdiction of Incorporation: Names under which business is conducted:	Ohio Tracy & Avery Food Town, Inc.

16.		VALLEY FARM DISTRIBUTING CO.

		Jurisdiction of Incorporation: Names under which business is conducted:	Ohio Valley Farm Distribution Co. VFD

17.		PORT CLINTON REALTY COMPANY (General partnership owned 32% by Seaway Food Town, Inc.)

		Jurisdiction of Formation: Names under which business is conducted:	Ohio Port Clinton Realty Company

18.		GRUBER'S FOOD TOWN, INC.

		Jurisdiction of corporation: Names under which business is conducted:	Michigan Gruber's Food Town, Inc. Kash N' Karry Super Food Stores Kash N' Karry Warehouse Market The Pharm Food Town Pharmacy #6040

- GRUBER'S FOOD TOWN, INC. subsidiaries include:

	19.	CUSTER PHARMACY, INC.

		Jurisdiction of corporation: Names under which business is conducted:	Michigan Custer Pharmacy, Inc. Food Town Pharmacy

20.	SI INSURANCE AGENCY, INC. (Formerly Shield Insurance Services, Inc.)

	Jurisdiction of Incorporation: Names under which business is conducted:	Michigan SI Insurance Agency, Inc.

21.	SPARTAN INSURANCE COMPANY LTD.

	Jurisdiction of Incorporation: Names under which business is conducted:	Bermuda Spartan Insurance Company Ltd.